Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On November 23, 2020, GigCapital2 announced the pending merger of a series of integrated merger transactions.

On November 23, 2020, GigCapital2, announced that it executed the UpHealth Business Combination Agreement.

Also, on November 23, 2020, GigCapital2 announced that it executed the Cloudbreak Business Combination Agreement.

UpHealth has previously or contemporaneously entered into separate merger agreements with respect to the acquisitions by UpHealth of Behavioral Health Services, Innovations Group, Thrasys, TTC Healthcare, and a share purchase agreement providing for the purchase of 90% or more of the equity interests of Glocal. All of these entities have been acquired or are probable of being acquired under US GAAP and are therefore included in the pro forma financial statements contained herein. UpHealth has consummated the mergers of Thrasys, Behavioral Health Services, TTC Healthcare, and Glocal and they are included in the UpHealth consolidated financial statements as of March 31, 2021. The unaudited statements of operations for TTC Healthcare presented through January 24, 2021, the TTC Healthcare acquisition date, and the unaudited statements of operations for Glocal presented through March 25, 2021, the Glocal acquisition date, are shown separately, as only the activity after the acquisition date are included in the UpHealth results.

The UpHealth Business Combination Agreement

Pursuant to the terms of the UpHealth Business Combination Agreement, GigCapital2 will acquire UpHealth through the statutory merger of UpHealth Merger Sub with and into UpHealth, with UpHealth surviving the merger as a wholly owned subsidiary of GigCapital2. At the effective time of the UpHealth Business Combination, each share of UpHealth common stock will be canceled and converted into the right to receive a number of shares of GigCapital2 Common Stock equal to the Exchange Ratio. The Exchange Ratio will be equal to the Aggregate Merger Consideration divided by the sum of the aggregate number of shares of UpHealth common stock issued and outstanding immediately prior to the effective time of the UpHealth Merger. The Aggregate Merger Consideration shall not exceed 99,000,000 shares of GigCapital2 Common Stock, subject to certain adjustments, less the Thrasys Incentive Amount. UpHealth has previously entered into a share purchase agreement providing for the purchase of 90% or more of the equity interests of Glocal, with the UpHealth Business Combination Agreement providing for a purchase price adjustment for every 1% less than 90% of the equity interests that is owned by UpHealth upon the Closing. UpHealth as of the date of entry into the UpHealth Business Combination Agreement owned approximately 43% of the equity interests of Glocal. On March 26, 2021, UpHealth acquired an additional 46% of the equity interests of Glocal, and as a result, now owns 89% of the equity interests of Glocal. The Aggregate Merger Consideration may be reduced by certain share thresholds if the Glocal acquisitions at the 90% threshold is not completed. On April 27, 2021, UpHealth consummated the merger of Innovations Group.

The Cloudbreak Business Combination Agreement

Pursuant to the terms of the Cloudbreak Business Combination Agreement (and any terms used in this paragraph that are not otherwise defined are as defined in the Cloudbreak Business Combination Agreement), GigCapital2 will acquire Cloudbreak through the statutory merger of Cloudbreak Merger Sub with and into Cloudbreak, with Cloudbreak surviving the merger as a wholly owned subsidiary of GigCapital2. At the effective time of the Cloudbreak Business Combination: (i) each Cloudbreak Unit (and the membership interests represented thereby) issued and outstanding immediately prior to the Closing shall be converted into the right to receive a number of shares of GigCapital2 Common Stock equal to the Common Unit Exchange Ratio; (ii) each Series A Preferred Unit (and the membership interests represented thereby) issued and outstanding immediately prior to the Closing shall be converted into the right to receive a number of shares of GigCapital2 Common Stock equal to the Preferred Unit Exchange Ratio (in addition to any

Business Combination Share Adjustment to which each Series A Preferred Unit is entitled); and (iii) each option that is outstanding and unexercised immediately prior to the Closing, whether vested or unvested, shall be assumed by GigCapital2 and converted into an option to purchase a number of shares of GigCapital2 Common Stock in an amount set forth on the Allocation Schedule, which amount shall be equal to the product of (a) the number of Cloudbreak Units subject to such option, multiplied by (b) the Common Unit Exchange Ratio. Each holder of Exchanged Options shall also be entitled to any Business Combination Share Adjustment made pursuant to the Cloudbreak Business Combination Agreement. Additionally, immediately prior to the Closing each common warrant shall convert into Common Units in accordance with their terms. The aggregate number of shares of GigCapital2 Common Stock issuable at the Closing, and upon the exercise of all Exchanged Options on a net exercise basis, shall equal 11,500,000 shares of GigCapital2 Common Stock.

Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations,” (“ASC 805”) with the Company treated as the legal acquirer. Under ASC 805, UpHealth was determined to be the ultimate accounting acquirer for the UpHealth mergers. The following tables set forth an unaudited pro forma condensed combined balance sheet as of March 31, 2021, and unaudited proforma condensed combined statements of operations for the three months ended March 31, 2021, and the twelve months ended December 31, 2020 (as adjusted for conforming presentation periods for Glocal, a March 31 year-end).

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to the Acquisition as if it had occurred on that date. The pro forma balance sheet data is derived from the unaudited historical financial statements of GigCapital2 and the unaudited historical financial statements of the Merger entities as of March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021, and the twelve months ended December 31, 2020, have been prepared to illustrate the effects of the Acquisition, as if it had occurred on January 1, 2020. The pro forma condensed combined statements of operations are derived from the unaudited financial statements of GigCapital2 for the three months ended March 31, 2021, the audited financial statements (as restated) of GigCapital2 for the year ended December 31, 2020, the unaudited financial statements of each of the UpHealth and Cloudbreak merger entities for the three months ended March 31, 2021, and the audited financial statements of each of the UpHealth and Cloudbreak merger entities for the year ended December 31, 2020.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to events that are (i) directly attributable to the Acquisition, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined company. The unaudited pro forma condensed combined statements of operations reflect non- recurring transaction charges directly related to the Acquisition that the combined company has incurred in furtherance of consummation of the Acquisition, as well as transaction costs incurred, but not yet recorded, subsequent to March 31, 2021. Further, the tax rate used for these unaudited pro forma condensed combined financial statements is an estimated effective tax rate, which will likely vary from the actual effective rate in periods subsequent to the completion of the Acquisition.

The unaudited pro forma condensed combined financial statements have been prepared for informational purposes only and are not necessarily indicative of what the combined company’s condensed consolidated financial position or results of operations actually would have been had the Acquisition been consummated prior to March 31, 2021, nor are they necessarily indicative of future results of operations. In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company. The fair value of each of the Merger entities’ identifiable tangible and intangible assets acquired and liabilities assumed are based on preliminary estimates and are subject to adjustment as, and if, more information is obtained within twelve months of the consummation of the Mergers.

As of the date of filing of this Form 8-K to which the following unaudited pro forma condensed combined financial statements are attached, the Company has not completed the detailed valuation work necessary to finalize the required estimated fair values of the Merger entities’ assets acquired and liabilities assumed and related allocation of purchase price. The purchase price allocation and related depreciation and amortization included in the unaudited pro forma condensed combined financial statements are preliminary and have been made solely for purposes of preparing these unaudited pro forma condensed combined financial statements. Management anticipates that the values assigned to the assets acquired and liabilities assumed will be finalized during the one-year measurement period following the date of completion of the Acquisition. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position. In addition, certain reclassifications have been made to the Merger entities’ historical financial statements to conform to the presentation used in the Company’s historical financial statements. Such reclassifications had no effect on the Merger entities’ previously reported financial position or results of operations.

The unaudited pro forma condensed combined financial statements do not include any adjustments for the anticipated benefits from cost savings or synergies of GigCapital2 and the merger entities’ operating as a combined company or for liabilities resulting from integration planning, as management is in the process of making these assessments. However, liabilities ultimately may be recorded for additional costs in subsequent periods related to all merger entity companies, including severance, relocation or retention costs related to employees of the merger entities, as well as other costs associated with integrating and/or restructuring the companies. The ultimate recognition of such costs and liabilities would affect amounts in the unaudited pro forma condensed combined financial statements, and such costs and liabilities could be material.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the:

•	accompanying notes to the unaudited pro forma condensed combined financial statements;

•	unaudited historical financial statements of the Company as of and for the three months ended March 31, 2021;

•	audited historical financial statements (as restated) of the Company as of and for the year ended December 31, 2020;

•	unaudited historical financial statements of the merger entities as of and for the three months ended March 31, 2021; and

•	audited historical consolidated financial statements of the merger entities as of and for the year ended December 31, 2020 (twelve months ended March 31, 2020 for Glocal).

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

AS OF MARCH 31, 2021

	UpHealth Holdings, Inc. and Subsidiaries	GigCapital2, Inc.	Pro Forma
	Pro Forma	Pro Forma	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
ASSETS
Current Assets:
Cash and cash equivalents	$6,889,859	$1,123,749	$149,605,455	5(a)(1)	$129,649,758
	–	–	(94,670,217)	5(a)(2)	–
	–	–	28,500,000	5(a)(3)	–
	–	–	(113,799,088)	5(a)(4)	–
	–	–	152,000,000	5(a)(5)	–
Restricted cash	576,260	–	–		576,260
Accounts receivable, net	19,254,368	6,082,241	–		25,336,609
Inventories, net	3,006,022	–	–		3,006,022
Accounts receivable, related parties	42,816	543	–		43,359
Prepaid expenses and other current assets	6,292,360	899,577	–		7,191,937

Total current assets	36,061,685	8,106,110	121,636,150		165,803,945
Cash and marketable securities, held in Trust Account	–	149,605,455	(149,605,455)	5(a)(6)	–
Property, plant and equipment, net	48,874,130	1,986,707	–		50,860,837
Goodwill	457,901,032	136,712,710	–		594,613,742
Trade names	9,603,292	4,150,000	–		13,753,292
Developed technology	62,792,188	5,875,000	–		68,667,188
Customer relationships, net	9,759,375	5,875,000	–		15,634,375
Finance lease right-of-use asset	–	4,022,003	–		4,022,003
Other assets	887,153	1,057,123	–		1,944,276

Total assets	$625,878,855	$317,390,108	$(27,969,305)		$915,299,659

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$6,117,977	$2,917,831	$30,872,660	5(a)(7)	$39,908,468
Accounts payable, related parties	2,039,200	146,595	–		2,185,795
Revolving line of credit	9,148,776	15,000,000	–		24,148,776
Accrued liabilities	18,967,660	4,113,182	–		23,080,842
Seller notes	85,799,088	28,000,000	(113,799,088)	5(a)(11)	–
Other current liabilities	908,141	–	17,513,825	5(a)(18)	18,421,966
Finance lease liability, current portion	–	2,358,123	–		2,358,123
Current portion of long-term debt	17,311,498	–	–		17,311,498
Current portion of derivative liabilities	–	–	38,597,749	5(a)(8)	38,597,749
Current portion of related party long-term debt	39,000	300,000	–		339,000
Current portion of paycheck protection program loan	1,545,400	2,394,419	–		3,939,819
Current portion of provide relief funds	734,604	–	–		734,604
Current portion of deferred revenue	575,963	31,139	–		607,102

Total current liabilities	143,187,307	55,261,289	(26,814,854)		171,633,742
Warrant liability	–	425,625	1,573,883	5(a)(19)	1,999,508
Long-term debt, net of current maturities	14,111,181	–	–		14,111,181
Related party long-term debt, net of current discount and current portion	381,283	200,000	–		581,283
Convertible senior note	–	–	98,177,338	5(a)(9)	98,177,338
Debt discount	–	–	(8,000,000)	5(a)(9)	(8,000,000)

	UpHealth Holdings, Inc. and Subsidiaries	GigCapital2, Inc.	Pro Forma
	Pro Forma	Pro Forma	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Derivative liabilities, net of current portion	–	–	23,224,913	5(a)(10)	23,224,913
Paycheck protection program loan, net of current portion	–	303,681	–		303,681
Finance lease liability, net of current portion	–	1,664,737	–		1,664,737
Deferred tax liability	5,795,431	–	–		5,795,431
Other long-term obligations	166,189	–	–		166,189

Total liabilities	163,641,391	57,855,332	88,161,280		309,658,003

Common stock subject to possible redemption at $10.00 per share	–	140,608,190	(140,608,190)	5(a)(12)	–

Stockholders’ Equity:
Common stock	902	575	10,284	5(a)(13)	11,761
Additional paid-in capital	450,693,714	123,696,326	45,937,973	5(a)(14)	624,959,707
	–	–	26,926,117	5(a)(15)
	–	–	(10,284)	5(a)(13)
	–	–	(4,770,315)	5(a)(16)
	–	–	(17,513,825)	5(a)(18)
Accumulated deficit	(5,136,047)	(4,770,315)	4,770,315	5(a)(16)	(36,008,707)
	–	–	(30,872,660)	5(a)(17)	–
Accumulated other comprehensive loss	(1,158,787)	–	–		(1,158,787)
Noncontrolling interest	17,837,682	–	–		17,837,682

Total stockholders’ equity	462,237,464	118,926,586	24,477,605		605,641,656

Total liabilities and stockholders’ equity	$625,878,855	$317,390,108	$(27,969,305)		$915,299,659

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

AS OF MARCH 31, 2021

	UpHealth Holdings, Inc.	Innovations Group, Inc. and Subsidiaries	Pro Forma
	Historical March 31, 2021	Historical March 31, 2021	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
ASSETS
Current Assets:
Cash and cash equivalents	$4,202,490	$2,687,369	$–		$6,889,859
Restricted cash	576,260	–	–		576,260
Accounts receivable, net	19,207,713	46,655	–		19,254,368
Inventories, net	436,335	2,569,687	–		3,006,022
Accounts receivable, related parties	11,469	31,347	–		42,816
Prepaid expenses and other current assets	5,623,725	668,635	–		6,292,360

Total current assets	30,057,992	6,003,693	–		36,061,685

Property, plant and equipment, net	40,935,456	7,938,674	–		48,874,130
Goodwill	311,614,544	–	146,286,488	5(b)(1)	457,901,032
Trade names	7,928,292	–	1,675,000	5(b)(1)	9,603,292
Developed technology	48,092,188	–	14,700,000	5(b)(1)	62,792,188
Customer relationships, net	9,759,375	–	–		9,759,375
Other assets	864,876	22,277	–		887,153

Total assets	$449,252,723	$13,964,644	$162,661,488		$625,878,855

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$5,451,224	$666,753	$–		6,117,977
Accounts payable, related parties	2,039,200	–	–		2,039,200
Revolving line of credit and short term debt	9,148,776	–	–		9,148,776
Accrued liabilities	18,144,514	823,146	–		18,967,660
Seller notes	55,799,088	–	30,000,000	5(b)(5)	85,799,088
Other current liabilities	908,141	–	–		908,141
Current portion of long-term debt	17,195,885	115,613	–		17,311,498
Current portion of related party long-term debt	39,000	–	–		39,000
Current portion of paycheck protection program loan	1,545,400	–	–		1,545,400
Current portion of provider relief funds	734,604	–	–		734,604
Current portion of deferred revenue	422,958	153,005	–		575,963

Total current liabilities	111,428,790	1,758,517	30,000,000		143,187,307

Long-term debt, net of current maturities	10,148,634	3,962,547	–		14,111,181
Related party long-term debt, net of current discount and current portion	381,283	–	–		381,283
Deferred tax liability	5,795,431	–	–		5,795,431
Other long-term obligations	166,189	–	–		166,189

Total liabilities	127,920,327	5,721,064	30,000,000		163,641,391

Stockholders’ Equity:
Common stock	766	5,080	(5,080)	5(b)(2)	902
	–	–	136	5(b)(3)
Additional paid-in capital	310,315,590	–	140,378,260	5(b)(4)	450,693,714
	–	–	(136)	5(b)(3)
Accumulated deficit	(5,136,047)	7,711,692	(7,711,692)	5(b)(2)	(5,136,047)
Accumulated other comprehensive loss	(1,158,787)	–	–		(1,158,787)
Noncontrolling interest	17,310,874	526,808	–		17,837,682

Total stockholders’ equity	321,332,396	8,243,580	132,661,488		462,237,464

Total liabilities and stockholders’ equity	$449,252,723	$13,964,644	$162,661,488		$625,878,855

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

AS OF MARCH 31, 2021

	GigCapital2, Inc.	Cloudbreak Health, LLC and Subsidiaries	Pro Forma
	Historical March 31, 2021	Historical March 31, 2021	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
ASSETS
Current Assets:
Cash and cash equivalents	$145,586	$2,887,254	$(1,909,091)	5(c)(3)	$1,123,749
Accounts receivable, net	–	6,082,241	–		6,082,241
Accounts receivable, related parties	543	–	–		543
Prepaid expenses and other current assets	44,832	854,745	–		899,577

Total current assets	190,961	9,824,240	(1,909,091)		8,106,110
Cash and marketable securities, held in Trust Account	149,605,455	–	–		149,605,455
Property, plant and equipment, net	–	1,986,707	–		1,986,707
Goodwill	–	–	136,712,710	5(c)(1)	136,712,710
Trade names	–	–	4,150,000	5(c)(1)	4,150,000
Developed technology	–	4,730,144	1,144,856	5(c)(1)	5,875,000
Customer relationships, net	–	–	5,875,000	5(c)(1)	5,875,000
Operating lease right-of-use asset	–	4,599,491	(4,599,491)	5(c)(2)	–
Finance lease right-of-use asset	–	4,022,003	–		4,022,003
Other assets	–	1,057,123	–		1,057,123

Total assets	$149,796,416	$26,219,708	$141,373,984		$317,390,108

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	327,563	2,590,268	–		2,917,831
Accounts payable, related parties	146,595	–	–		146,595
Revolving line of credit	–	7,253,325	7,746,675	5(c)(3)	15,000,000
Accrued liabilities	2,988,440	1,124,742	–		4,113,182
Accrued interest	–	7,421,988	(7,421,988)	5(c)(3)	–
Seller notes	–	–	28,000,000	5(c)(4)	28,000,000
Operating lease liability, current portion	–	1,041,754	(1,041,754)	5(c)(2)	–
Finance lease liability, current portion	–	2,358,123	–		2,358,123
Current portion of long-term debt	–	13,302,545	(13,302,545)	5(c)(3)	–
Current portion of related party long-term debt	300,000	10,000,000	(10,000,000)	5(c)(3)	300,000
Current portion of paycheck protection program loan	–	2,394,419	–		2,394,419
Current portion of deferred revenue	–	31,139	–		31,139

Total current liabilities	3,762,598	47,518,303	3,980,388		55,261,289
Warrant liability	425,625	–	–		425,625
Related party long-term debt, net of current discount and current portion	–	200,000	–		200,000
Paycheck protection program loan, net of current portion	–	303,681	–		303,681
Cumulative preferred stock dividends	–	6,931,233	(6,931,233)	5(c)(3)	–
Operating lease liability, net of current portion	–	4,243,040	(4,243,040)	5(c)(2)	–
Finance lease liability, net of current portion	–	1,664,737	–		1,664,737

Total liabilities	4,188,223	60,860,994	(7,193,885)		57,855,332

Common stock subject to possible redemption, 14,060,819 shares as of March 31, 2021 at a redemption value of $10.00 per share	140,608,190	–	–		140,608,190

Stockholders’ Equity (Deficit):
Common stock	575	–	–		575
Preferred stock	–	15,000,000	(15,000,000)	5(c)(5)	–
Membership units	–	11,641,012	(11,641,012)	5(c)(5)	–
Additional paid-in capital	9,769,743	–	–		123,696,326
	–	–	113,926,583	5(c)(6)
Accumulated deficit	(4,770,315)	(61,282,298)	61,282,298	5(c)(5)	(4,770,315)

Total stockholders’ equity (deficit)	5,000,003	(34,641,286)	148,567,869		118,926,586

Total liabilities and stockholders’ equity (deficit)	$149,796,416	$26,219,708	$141,373,984		317,390,108

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

	UpHealth Holdings, Inc. and Subsidiaries	GigCapital2, Inc.	Pro Forma
	March 31, 2021	March 31, 2021	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$22,655,224	$7,952,873	$–		$30,608,097
Cost of goods and services (excluding depreciation and amortization)	10,166,181	3,379,613	–		13,545,794
Operating expenses
Selling, general and administrative	12,323,009	5,881,245	30,872,660	6(a)(1)	49,076,914
Research and development	1,569,948	–	–		1,569,948
Depreciation and amortization	4,023,580	1,047,236	–		5,070,817

	17,916,537	6,928,481	30,872,660		55,717,678

Operating loss	(5,427,494)	(2,355,221)	(30,872,660)		(38,655,375)
Other income (expense)
Interest expense	1,369,989	905,093	2,500,000	6(a)(2)	8,619,563
	–	–	3,463,528	6(a)(3)
	–	–	380,952	6(a)(4)
Other expense	5,193	(790,529)	–		(785,336)
Gain on consolidation of unconsolidated entity	(640,360)	–	–		(640,360)
Other income, net, including interest income and forgiveness of debt	(1,211,073)	(286,489)	–		(1,497,562)

	(476,251)	(171,925)	6,344,481		5,696,305

Loss before income tax benefit (expense)	(4,951,243)	(2,183,296)	(37,217,140)		(44,351,680)
Income tax benefit (expense)	504,757	(3,258)	–		501,499

Loss before net equity in earnings of affiliate	(4,446,486)	(2,186,554)	(37,217,140)		(43,850,181)
Equity in net earnings of affiliate	(560,662)	–	–		(560,662)

Net loss	(5,007,148)	(2,186,554)	(37,217,140)		(44,410,843)
Net income attributable to redeemable stockholders	–	576	–		576
Net loss attributable to noncontrolling interest	(56,173)	–	–		(56,173)

Net loss attributable to Company common stockholders	$(4,950,975)	$(2,187,130)	$(37,217,140)		$(44,355,246)

Net loss per share:
Basic and diluted	$(0.55)	$(0.15)			$(0.38)
Weighted average common shares outstanding:
Basic and diluted	9,018,555	14,329,625			117,605,472
Dividends declared per share	$–	$–			$–

3 Months Ended March 31, 2021
Weighted-average common shares outstanding, basic and diluted:
GigCapital2, Inc. weighted average shares outstanding (1)	5,751,496
Sale of additional GigCapital2, Inc. shares in conjunction with the Business Combination	3,000,000
GigCapital2, Inc. shares subject to redemption reclassified to equity (2)	4,687,252
Rights converted to shares upon business combination (3)	890,877
Shares issued to UpHealth Holdings, Inc. in business combination (4)	92,725,046
Shares issued to Cloudbreak Healthcare, LLC in business combination (5)	10,550,801

Weighted-average common shares outstanding, basic and diluted:	117,605,472

Percent of shares owned by GigCapital2, Inc.	12%
Percent of shares owned by UpHealth Holdings, Inc.	79%
Percent of shares owned by Cloudbreak Health, LLC.	9%

(1)	Derived from the historical financial statements for the year ended March 31, 2021.
(2)	Shares subject to redemption are net of 9,373,567 cumulative shares redeemed.
(3)	Reflects the conversion at the time of the business combination of the outstanding Rights to shares at 1/20 share per Right.
(4)	Reflects exclusion of 4,660,266 contingent shares to be issued to UpHealth Holdings, Inc. in business combination upon award and vesting of Thrasys Incentive Amount restricted stock units.
(5)	Reflects exclusion of 949,199 exchange options exercisable into shares to be issued to Cloudbreak Health, LLC in business combination upon the exchange and exercise of the options.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

	UpHealth Holdings, Inc.	TTC Healthcare, Inc. and Subsidiaries	Glocal Healthcare Systems Private Limited (India) and Subsidiaries	Innovations Group, Inc. and Subsidiaries	Pro Forma
	Historical March 31, 2021	Historical January 1 through January 24, 2021	Historical January 1 through March 25, 2021	Historical March 31, 2021	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$12,815,280	$559,383	$2,256,364	$7,024,197	$–		$22,655,224
Cost of goods and services (excluding depreciation and amortization)	5,886,840	724,299	220,953	3,334,089	–		10,166,181
Operating expenses
Selling, general and administrative	7,293,738	695,764	1,257,365	3,076,142	–	6(b)(1)	12,323,009
Research and development	1,569,948	–	–	–	–		1,569,948
Depreciation and amortization	904,043	8,323	387,098	133,488	2,590,628	6(b)(2)	4,023,580

	9,767,729	704,087	1,644,463	3,209,630	2,590,628		17,916,537

Operating loss	(2,839,289)	(869,003)	390,948	480,478	(2,590,628)		(5,427,494)
Other (income) expense
Interest expense	711,017	31,834	572,708	54,430	–		1,369,989
Other expense	–	–	–	5,193	–		5,193
Gain on consolidation of unconsolidated entity	(640,360)	–	–	–	–		(640,360)
Other income, net, including interest income and forgiveness of debt	(37,073)	–	–	(1,174,000)	–		(1,211,073)

	33,584	31,834	572,708	(1,114,377)	–		(476,251)
Income (loss) before tax benefit (expense)	(2,872,873)	(900,837)	(181,760)	1,594,855	(2,590,628)		(4,951,243)
Income tax benefit (expense)	406,082	222,255	(123,580)	–	–		504,757

Income (loss) before net equity in earnings of affiliate	(2,466,791)	(678,582)	(305,340)	1,594,855	(2,590,628)		(4,446,486)
Equity in net earnings of affiliate	(560,662)	–	–	–	–		(560,662)

Net income (loss)	(3,027,453)	(678,582)	(305,340)	1,594,855	(2,590,628)		(5,007,148)
Net income (loss) attributable to noncontrolling interest	(77,839)	7,040	(8,379)	23,005	–		(56,173)

Net income (loss) attributable to Company common stockholders	$(2,949,614)	$(685,622)	$(296,961)	$1,571,850	$(2,590,628)		$(4,950,975)

Net income (loss) per share:
Basic and diluted	$(0.42)	$(0.09)	$(0.06)	$3.31			$(0.55)
Weighted average common shares outstanding:
Basic and diluted	7,089,309	8,000,000	4,645,439	475,000	1,929,246	6(b)(3)	9,018,555
Dividends declared per share	$–	$–	$–	$–			$–

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

	GigCapital2, Inc.	Cloudbreak Health, LLC and Subsidiaries	Pro Forma
	Historical March 31, 2021	Historical March 31, 2021	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$–	$7,952,873	$–		$7,952,873
Cost of goods and services (excluding depreciation and amortization)	–	3,379,613	–		3,379,613
Operating expenses
Selling, general and administrative	1,624,076	4,257,169	–	6(c)(1)	5,881,245
Depreciation and amortization	–	1,309,034	(261,798)	6(c)(2)	1,047,236

	1,624,076	5,566,203	(261,798)		6,928,481

Operating loss	(1,624,076)	(992,943)	261,798		(2,355,221)
Other (income) expense
Interest expense	–	905,093	–		905,093
Other (income) expense	(686,675)	(103,854)	–		(790,529)
Other income, net, including interest income and forgiveness of debt	(4,070)	(282,419)	–		(286,489)

	(690,745)	518,820	–		(171,925)

Income (loss) before income tax expense	(933,331)	(1,511,763)	261,798		(2,183,296)
Income tax expense	(3,258)	–	–		(3,258)

Net income (loss)	(936,589)	(1,511,763)	261,798		(2,186,554)
Net income attributable to redeemable stockholders	576	–	–		576

Net income (loss) attributable to Company common stockholders	$(937,165)	$(1,511,763)	$261,798		$(2,187,130)

Net loss per share:
Basic and diluted	$(0.16)	$(0.30)			$(0.15)
Weighted average common shares/member units outstanding:
Basic and diluted	5,695,296	5,034,700	8,634,329	6(c)(3)	14,329,625
Dividends declared per share	$–	$–			$–

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	UpHealth Holdings, Inc. and Subsidiaries	GigCapital2, Inc. and Subsidiaries	Pro Forma
	Pro Forma	Pro Forma	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$88,427,549	$28,089,434	$–		$116,516,983
Cost of goods and services (excluding depreciation and amortization)	34,345,764	14,342,965	–		48,688,729
Operating expenses					–
Selling, general and administrative	38,623,137	19,039,363	32,480,393	4(a)(1)	90,142,893
Research and development	7,459,091	–	–		7,459,091
Depreciation and amortization	14,085,088	7,821,818	–		21,906,906

	60,167,316	26,861,181	32,480,393		119,508,890

Operating loss	(6,085,531)	(13,114,712)	(32,480,393)		(51,680,636)

Other income (expense)
Interest expense	3,831,479	6,638,524	10,000,000	4(a)(2)	35,847,926
			13,854,113	4(a)(3)
			1,523,810	4(a)(4)
Other expense	41,256	867,828	–		909,084
Other income, net, including interest income	(5,614,850)	(1,444,881)	–		(7,059,731)

	(1,742,115)	6,061,471	25,377,923		29,697,279

Loss before income tax benefit (expense)	(4,343,416)	(19,176,183)	(57,858,315)		(81,377,914)
Income tax benefit (expense)	248,537	(271,087)	–		(22,550)

Net loss	(4,094,879)	(19,447,270)	(57,858,315)		(81,400,464)
Net income attributable to redeemable stockholders	–	555,866	–		555,866
Net income attributable to noncontrolling interest	264,136	–	–		264,136

Net loss attributable to Company common stockholders	$(4,359,015)	$(20,003,136)	$(57,858,315)		$(82,220,466)

Net loss per share:
Basic and diluted	$(0.48)	$(1.40)			$(0.70)
Weighted average common shares outstanding:
Basic and diluted	9,018,555	14,329,625			117,605,472
Dividends declared per share	$–	$–			$–

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	UpHealth Holdings, Inc.	Thrasys, Inc. and Subsidiaries (accounting acquirer)	Behavioral Services, LLC and Subsidiaries	Innovations Group, Inc. and Subsidiaries	TTC Healthcare, Inc. and Subsidiaries	Glocal Healthcare Systems Private Limited (India) and Subsidiaries	Pro Forma
	Historical	Historical	Historical	Historical	Historical	Historical	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$5,396,067	$13,504,567	$11,842,219	$28,335,405	$19,366,799	$9,982,492	$–		$88,427,549
Cost of goods and services (excluding depreciation and amortization)	1,182,831	1,686,582	8,412,742	13,226,492	9,030,391	806,726	–		34,345,764
Operating expenses					–
Selling, general and administrative	4,944,522	3,665,990	3,219,247	12,095,392	10,926,543	3,771,443	–	4(b)(1)	38,623,137
Research and development	874,112	6,584,979	–	–	–	–	–		7,459,091
Depreciation and amortization	320,748	26,626	17,890	389,000	121,469	1,315,534	11,893,821	4(b)(2)	14,085,088

	6,139,382	10,277,595	3,237,137	12,484,392	11,048,012	5,086,977	11,893,821		60,167,316

Operating loss	(1,926,146)	1,540,390	192,340	2,624,521	(711,604)	4,088,789	(11,893,821)		(6,085,531)

Other (income) expense
Interest expense	133,831	297,103	–	269,382	879,366	2,251,797	–		3,831,479
Other expense	–	–	–	38,914	2,342	–	–		41,256
Other income, net, including interest income	(3,436)	(983)	–	–	(660,851)	(4,949,580)	–		(5,614,850)

	130,395	296,120	–	308,296	220,857	(2,697,783)	–		(1,742,115)

Income (loss) before tax benefit (expense)	(2,056,541)	1,244,270	192,340	2,316,225	(932,461)	6,786,572	(11,893,821)		(4,343,416)
Income tax benefit (expense)	(50,194)	–	–	–	298,731	–	–		248,537

Income (loss) before net equity in earnings of affiliate	(2,106,735)	1,244,270	192,340	2,316,225	(633,730)	6,786,572	(11,893,821)		(4,094,879)
Equity in net earnings of affiliate	(79,698)	–	–	–	–	–	79,698	4(b)(3)	–

Net income (loss)	(2,186,433)	1,244,270	192,340	2,316,225	(633,730)	6,786,572	(11,814,123)		(4,094,879)
Net income (loss) attributable to noncontrolling interest	–	–	–	77,814	(27,407)	213,729	–		264,136

Net income (loss) attributable to Company common stockholders	$(2,186,433)	$1,244,270	$192,340	$ 2,238,411	$(606,323)	$6,572,843	$(11,814,123)		$(4,359,015)

Net income (loss) per share:
Basic and diluted	$(0.43)	$0.20	N/A	4.71	(0.08)	13.33			$(0.48)
Weighted average common shares outstanding:					–				–
Basic and diluted	5,091,975	6,124,226	–	475,000	8,000,000	492,904	3,926,580	4(b)(4)	9,018,555
Dividends declared per share	$–	$–	$–	$–	$–	$–			$–

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	GigCapital2, Inc.	Cloudbreak Health, LLC and Subsidiaries	Pro Forma
	Historical (As Restated)	Historical	Transaction Accounting Adjustments		Note	Pro Forma Combined Company
Revenues	$–	$28,089,434		$–		$28,089,434
Cost of goods and services (excluding depreciation and amortization)	–	14,342,965		–		14,342,965
Operating expenses
Selling, general and administrative	3,949,600	15,089,763		–	4(c)(1)	19,039,363
Research and development	–	–		–		–
Depreciation and amortization	–	4,041,318		3,780,500	4(c)(2)	7,821,818

	3,949,600	19,131,081		3,780,500		26,861,181

Operating loss	(3,949,600)	(5,384,612)		(3,780,500)		(13,114,712)

Other (income) expense
Interest expense	–	6,638,524		–		6,638,524
Other (income) expense	930,700	(62,872)		–		867,828
Other income, net, including interest income	(1,022,546)	(422,335)		–		(1,444,881)

	(91,846)	6,153,317		–		6,061,471

Loss before income tax expense	(3,857,754)	(11,537,929)		(3,780,500)		(19,176,183)
Income tax expense	(271,087)	–		–		(271,087)

Net loss	(4,128,841)	(11,537,929)		(3,780,500)		(19,447,270)
Net income attributable to redeemable stockholders	555,866	–		–		555,866

Net loss attributable to Company common stockholders	$(4,684,707)	$(11,537,929)		$(3,780,500)		$(20,003,136)

Net loss per share:
Basic and diluted	$(0.88)	$(2.29)				$(1.40)
Weighted average common shares/member units outstanding:
Basic and diluted	5,304,752	5,034,700		9,024,873	4(c)(3)	14,329,625
Dividends declared per share	$–	$–	$			$–

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma condensed combined financial statements are prepared in accordance with Article 11 of SEC Regulation S-X, as amended January 1, 2021. The historical financial information has been adjusted to give effect to the events that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the operating results of the combined company. The historical financial information of GigCapital2 and UpHealth is presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

The acquisition accounting adjustments relating to the Acquisition are preliminary and subject to change, as additional information becomes available and as additional analyses are performed. There can be no assurances that the final valuations will not result in material changes to this preliminary purchase price allocation. The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of any anticipated benefits from cost savings or synergies that may result from the Acquisition or to any future integration costs. The unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the combined company following the Acquisition.

Certain reclassifications have been made to UpHealth’s historical financial statements to conform to the presentation required for U.S. GAAP. Such reclassifications had no effect on UpHealth’s previously reported financial position or results of operations.

Certain reclassifications have been made to Cloudbreak’s historical financial statements to conform to the presentation required for U.S. GAAP. Such reclassifications had no effect on Cloudbreak’s previously reported financial position or results of operations.

2. Calculation of Purchase Price

Pursuant to the UpHealth Acquisition Agreement, GigCapital2 will pay $1,050,730,270 to UpHealth and its shareholders by issuing 97,385,312 shares of its common stock in its equity plus certain cash and sellers notes payable at closing (net of $8,921,943 cash acquired).

Pursuant to the Cloudbreak Acquisition Agreement, GigCapital2 will pay $139,039,329 to Cloudbreak and its shareholders in its equity plus certain cash and sellers notes payable at closing (net of $2,887,254 cash acquired). The equity is comprised of 10,550,801 shares of its common stock and 1,711,613 options exercisable into 1,711,613 shares of common stock.

The calculation of the purchase price for the individual UpHealth and Cloudbreak mergers is as follows:

Note 2a. Calculation of Purchase Price—UpHealth Holdings, Inc. Merger with GigCapital2, Inc.

	Total Purchase Price
	UpHealth Holdings, Inc. (formerly GigCapital2, Inc.)	UpHealth Holdings, Inc.	GigCapital2, Inc.
	As of March 31, 2021	As of March 31, 2021	As of March 31, 2021
Purchase Price
Cash at close	$–	$–	$–
Notes payable to Seller	$113,799,088	$85,799,088	$28,000,000
Number of GigCapital2, Inc. common shares delivered	107,936,113	97,385,312	10,550,801
Multiplied by market price per share of GigCapital2, Inc. common stock	$9.99	$10.00	$9.93

Total value of GigCapital2, Inc. common shares delivered	$1,078,622,579	$973,853,125	$104,769,454

Number of GigCapital2, Inc. common options to be exchanged with Cloudbreak option holders	1,711,613	–	1,711,613
Multiplied by the fair value of the common options to be exchanged with Cloudbreak option holders as of merger agreement	$5.35	–	$5.35

	$9,157,130	–	$9,157,130

Total value of GigCapital2, Inc. common shares and options delivered plus cash and sellers notes	$1,087,779,708	$1,059,652,213	$141,926,583
Less, cash acquired	(11,809,197)	(8,921,943)	(2,887,254)

Total Consideration Paid, Net of Cash	$1,189,769,599	$1,050,730,270	$139,039,329

Note 2b. Calculation of Purchase Price—Cloudbreak Health, LLC Merger with GigCapital2, Inc.

		Cloudbreak Healthcare, LLC
Purchase Price		As of March 31, 2021
Cash at close - deferred to Seller Notes until Global Merger		$–
Note payable to Seller to repay debt		28,000,000

Number of GigCapital2, Inc. common shares to be delivered	10,550,801
Multiplied by the closing stock price of GigCapital2, Inc. common stock on June 10, 2021	$9.93	104,769,454

Number of GigCapital2, Inc. common options to be exchanged with Cloudbreak option holders	1,711,613
Multiplied by the fair value of the common options to be exchanged with Cloudbreak option holders	$5.35	9,157,130

Total value of GigCapital2, Inc. common shares, option shares and cash delivered		141,926,583
Less, cash acquired		(2,887,254)

Total Consideration Paid, Net of Cash		$139,039,329

Note 2c. Calculation of Value—GigCapital2, Inc. Reverse Merger with UpHealth Merger Entities

		Entities
	Totals	UpHealth Holdings, Inc. As of March 31, 2021	Innovations Group, Inc. and Subsidiaries As of March 31, 2021
Purchase Price
Cash at close—deferred to Seller Notes until Global Merger	$–	$–	$–
Note payable to Seller	$85,799,088	$55,799,088	$30,000,000
Number of GigCapital2, Inc. common shares to be delivered at a $10.00 per share valuation	97,385,312	83,347,486	14,037,826
Multiplied by the negotiated issue value of $10.00 per share of GigCapital2, Inc. common stock	$10.00	$10.00	$10.00
Total value of UpHealth, Inc. common shares delivered, which will be exchanged for GigCapital2, Inc. common stock.	$973,853,125	$833,474,865	$140,378,260

	$1,059,652,213	$889,273,953	$170,378,260
Less, cash acquired	(8,921,943)	(6,234,574)	(2,687,369)

Total Consideration Paid, Net of Cash	$1,050,730,270	$883,039,379	$167,690,891

The initial seller cash to UpHealth sellers will be paid at consummation of the global merger but are recorded as notes to sellers here. They are initially reflected in the UpHealth Mergers as notes payable to sellers.

3. Preliminary Estimated Purchase Price Allocation

The following table sets forth a preliminary allocation of the purchase price to the UpHealth Merger entities’ identifiable tangible and intangible assets acquired and liabilities assumed by the Company upon the global merger, including mergers already consummated:

Note 3a. Allocation of Purchase Price—Cloudbreak Health, LLC Merger with GigCapital2, Inc.

Allocation of Purchase Price:	As of March 31, 2021
Accounts receivable, net	$6,082,241
Inventories	0
Prepaid expenses and other	854,745
Property, plant and equipment	6,008,710
Identifiable intangible assets	15,900,000
Other assets	1,057,123
Goodwill	136,712,710

Total assets acquired	166,615,529

Accounts payable	2,590,268
Accrued expenses and other current liabilities	1,124,743
Deferred revenue	31,139
Debt	23,830,050

Total liabilities assumed	27,576,200

Net assets acquired	$139,039,329

Note 3b. Allocation of Purchase Price - UpHealth Holdings Merger with UpHealth Merger Entities

Innovations Group, Inc. and Subsidiaries

Thrasys and Behavioral Health Services consummated their mergers on November 20, 2020, TTC consummated its merger on January 25, 2021 and Glocal consummated its merger on March 25, 2021 and are included in consolidated UpHealth Holdings, Inc.

As of March 31, 2021
Allocation of Purchase Price:
Accounts receivable, net	$78,002
Inventories	2,569,687
Prepaid expenses and other	668,635
Identifiable intangible assets	16,375,000
Property, plant and equipment	7,938,674
Other assets	22,277
Goodwill	146,286,488

Total assets acquired	173,938,763

Accounts payable	666,753
Accrued expenses and other current liabilities	823,146
Debt	4,078,160
Deferred revenue	153,005
Noncontrolling interest	526,808

Total liabilities assumed	6,247,872

Net assets acquired	$167,690,891

Note 3c. Allocation of Purchase Price—UpHealth Holdings, Inc. with acquired Merger Entities TTC and Glocal

	TTC As of January 25, 2021		Glocal Healthcare Systems Pvt. Ltd, (India) As of March 25, 2021
Allocation of Purchase Price:		Allocation of Purchase Price:
Accounts receivable, net	$1,773,230	Accounts receivable, net	$6,460,982
Prepaid expenses and other	186,713	Inventories	325,572
Identifiable intangible assets	1,125,000	Identifiable intangible assets	38,039,263
Property, plant and equipment	530,719	Property, plant, equipment and work in progress	40,725,772
Other assets	281,070	Other current assets, including short term advances	1,979,776
Goodwill	57,573,723	Other noncurrent assets, including long term advances	508,915

Total assets acquired	61,470,455	Goodwill	91,870,771

Accounts payable	624,684	Total assets acquired	179,911,051

Accrued expenses and other current liabilities	601,802	Accounts payable	578,719
Debt	12,500,168	Accrued expenses and other current liabilities	8,270,680
Deferred tax liability	473,672	Debt	22,212,173
Due to related parties	1,393,258	Noncontrolling interest	17,388,713

Total liabilities assumed	15,593,584	Total liabilities assumed	48,450,285

Net assets acquired	$45,876,871	Net assets acquired	$131,460,766

Property, plant and equipment

Property, plant and equipment has been adjusted to its estimated fair value. The related depreciation and amortization costs are reflected as a pro forma adjustment in the unaudited pro forma condensed combined statements of operations, and as accumulated depreciation and amortization in the pro forma condensed combined balance sheets as if the business combination took place as of the balance sheet date.

Identifiable intangible assets

Preliminary identifiable intangible assets in the pro forma financial information consist of the assets shown in the table below. The amortization related to these intangible assets is reflected as a pro forma adjustment in the unaudited pro forma condensed combined statements of operations, and as accumulated amortization in the pro forma condensed combined balance sheet as if the business combination took place as of the balance sheet date. The table below indicates the estimated fair value of the intangible assets and their estimated useful lives. These assets include the identifiable intangible assets already acquired in the consummated merger by UpHealth Holdings with Thrasys, Behavioral Health Services, TTC Healthcare, and Glocal.

UpHealth Intangible Assets Acquired or to be Acquired

	Approximate Fair Value	Estimated Useful Life
	(in years)
Definite lived intangible assets—Trade Names	$9,950,000	3.00-10.00
Definite lived intangible assets—Developed Technology	56,362,262	3.00-10.00
Definite lived intangible assets—Customer Relationships	17,300,000	10.00-20.00

Total fair value of identifiable intangible assets	$83,612,262

Cloudbreak Intangible Assets

	Approximate Fair Value	Estimated Useful Life
	(in years)
Indefinite lived intangible assets —Trade Names	$4,150,000
Definite lived intangible assets—Developed Technology	5,875,000	8.00
Definite lived intangible asset—Customer Relationships	5,875,000	5.00

Total fair value of identifiable intangible assets	$15,900,000

Goodwill represents the excess of the purchase price over the fair value of the underlying net assets acquired. Goodwill in these transactions are attributable to expected future growth in telemedicine and the synergies expected to be achieved from the combined operations of GigCapital2 and UpHealth and their subsidiaries.

Goodwill and all intangible assets identified in the purchase price allocation are expected to be deductible for tax purposes.

4. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2020

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been adjusted to reflect accrual of non-recurring transaction costs incurred after the date of these financial statements for probable acquisitions, but prior to the effective registration date in accordance with Rule 11-02(a)(6)(i)(A) and (i)(B). In compliance with Section 3330.3 of the SEC Financial Reporting Manual, Glocal’s year ended December 31, 2020 has been conformed to present comparable periods as the other merger entities by using the overlay method. Since its fiscal year ends March 31, the first calendar quarter has been used as an overlay in both the twelve months ended March 31, and the year ended December 31.

(a)	Global

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, as if the Business Combination had been consummated on January 1, 2020.

2.

Interest expense has been recorded on the Convertible Note at an explicit interest rate of 6.25% as a transaction adjustment on the Global statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020.

3.

Accretion expense has been recorded on the Convertible Note as a transaction adjustment on the Global statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit accretion rate of 35.05%.

4.

Amortization of the debt issuance costs on the Convertible Note as a transaction adjustment on the Global statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit amortization rate of 19.05%.

(b)	UpHealth

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, have been recorded as transaction adjustments on the Global statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020.

2.

Depreciation and amortization have been recorded as transaction adjustments on the entity level income statement for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020.

3.	Eliminate net equity in earnings of affiliate which is being consolidated in these financial statements.

4.	Issuance of additional shares upon consummation of merger.

(c)	GigCapital2

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, have been recorded as transaction adjustments on the Global statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020.

2.

Depreciation and amortization have been recorded as transaction adjustments on the entity level statement of operations for the year ended December 31, 2020, as if the Business Combination had been consummated on January 1, 2020.

3.	Issuance of shares to Cloudbreak upon consummation of the merger.

Diluted earnings per share excluded 15,906,719 shares for the year ended December 31, 2020 related to the conversion of qualified and nonqualified incentive plan equity instruments that vest and convert upon a change of control, with an exercise price per share greater than the average fair value, resulting in an anti-dilutive effect on diluted earnings per share. Diluted earnings per share also excluded 17,817,500 shares related to the exercise of SPAC public and private warrants with an exercise price greater than the average fair value, resulting in an anti-dilutive effect on diluted earnings per share. In addition, diluted earnings per share also excluded 15,323,469 shares for the year ended December 31, 2020 related to the convertible senior subordinated note which was considered anti-dilutive.

5. Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been adjusted to reflect accrual of non-recurring transaction costs incurred after the date of these financial statements for probable acquisitions, but prior to the effective registration date in accordance with Rule 11-02(a)(6)(i)(A) and (i)(B).

(a)	Global

1.

Redemption of cash from Trust Account with accrued interest, in exchange for common stock. Reflects the release of $149,605,455 balance of the Trust Account as of March 31, 2021 after giving effect to the redemption of 1,852,804 shares. All amounts held in the Trust Account are to be released upon the consummation of the Business Combination to either be used to satisfy the exercise of redemption rights or for use by UpHealth Holdings, Inc.

2.	Redemption of 9,373,567 shares from the Trust Account.

3.

Equity proceeds from PIPE investor, net of fees. Reflects the sale under a subscription agreement with the PIPE Investor of 3,000,000 shares at $10.00 per share for a total of $30.0 million, net of offering costs of $1.5 million.

4.	Repayment of seller notes deferred from UpHealth and GigCapital2 mergers.

5.

Debt proceeds from convertible note. Reflects the issuance of 6.25% Convertible Notes due in 2026 to the Convertible Note Investors totaling $160 million, the derivative liability for the conversion feature, mandatory and voluntary redemption and the interest make-whole provision and to reflect the debt discount resulting from the issuance of the convertible debt ($8.0 million), which is being amortized using the effective interest rate method at an implicit rate of 19.05%. The Convertible Notes are convertible into Common Stock at a rate of 86.9565 shares per $1,000 of principal amount. The cash is net of fees which are recorded as debt discount.

6.	Redemption of proceeds from Trust Account, as noted in 5(a)(1).

7.	Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing.

8.

Derivative liability from the Convertible Debt, current portion. Accretion of the derivative has been recorded on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit amortization rate of 35.05%.

9.

Convertible debt, shown net of debt issuance costs and derivative liability value. Accretion expense has been recorded on the Convertible Note as a transaction adjustment on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit accretion rate of 35.05%.

10.	Derivative liability from the Convertible Debt, noncurrent portion, using an implicit amortization rate of 35.05%.

11.	Repayment of seller notes deferred from UpHealth and GigCapital2 mergers, as noted in 5(a)(4).

12.	Redemption of Common Stock subject to redemption as noted in 5(a)(1).

13.	Reclass additional paid-in capital to Common Stock, Par Value $0.0001 per common share.

14.	Reclass stock to additional paid-in capital from Common Stock subject to redemption when redemption has expired.

15.	Equity proceeds from PIPE investor, net of fees as noted in 5(a)(3) and warrant as noted in 5(a)(19)

16.	Eliminate GigCapital2 accumulated deficit.

17.	Accrued transaction costs as noted in 5(a)(7).

18.

To reflect the contingent liability for the purchase of up to 1,700,000 shares at $10.30225 per share, assuming a holding period of three months from the close of the Business Combinations as defined in the Forward Share Purchase Agreement entered into with Kepos Alpha Master Fund L.P. on June 3, 2021

19.	Warrants issued to PIPE Investor

(b)	UpHealth

1.	Fair value step-up per Valuation Reports.

2.	Eliminate acquired target equity accounts.

3.	Reclass additional paid-in capital to Common Stock, Par Value $0.0001 per common share.

4.	Adjust additional paid-in capital for purchase consideration.

5.	Deferral of Seller cash payments into Seller notes until Global merger.

(c)	GigCapital2

1.	Fair value step-up per Valuation Reports.

2.	Remove ASC 842, Leases, adjustments to conform with merged company emerging growth company accounting elections.

3.	Old debt and cumulative preferred stock dividends payoff and new draw on revolver.

4.	Deferral of Seller cash payments into Seller notes until Global merger.

5.	Eliminate acquired target equity accounts.

6.	Adjust additional paid-in capital for purchase consideration.

6. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2021

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been adjusted to reflect accrual of non-recurring transaction costs incurred after the date of these financial statements for probable acquisitions, but prior to the effective registration date in accordance with Rule 11-02(a)(6)(i)(A) and (i)(B).

(a)	Global

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, as if the Business Combination had been consummated on January 1, 2020.

2.

Interest expense has been recorded on the Convertible Note at an explicit interest rate of 6.25% as a transaction adjustment on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020.

3.

Accretion expense has been recorded on the Convertible Note as a transaction adjustment on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit accretion rate of 35.05%.

4.

Amortization of the debt issuance costs on the Convertible Note as a transaction adjustment on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020, using the effective interest rate method and an implicit amortization rate of 19.05%.

(b)	UpHealth

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, have been recorded as transaction adjustments on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020.

2.

Depreciation and amortization have been recorded as transaction adjustments on the entity level statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020.

3.	Issuance of additional shares upon consummation of merger.

(c)	GigCapital2

1.

Accrued transaction costs incurred, which are not reflected in the historical financial statements, but were incurred through the date of this registration filing, have been recorded as transaction adjustments on the Global statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020.

2.

Depreciation and amortization have been recorded as transaction adjustments on the entity level statement of operations for the three months ended March 31, 2021, as if the Business Combination had been consummated on January 1, 2020.

3.	Issuance of shares to Cloudbreak upon consummation of the merger.

Diluted earnings per share excluded 18,132,426 shares for the three months ended March 31, 2021 related to the conversion of qualified and nonqualified incentive plan equity instruments that vest and convert upon a change of control, with an exercise price per share greater than the average fair value, resulting in an anti-dilutive effect on diluted earnings per share. Diluted earnings per share also excluded 17,817,500 shares related to the exercise of SPAC public and private warrants with an exercise price greater than the average fair value, resulting in an anti-dilutive effect on diluted earnings per share. In addition, diluted earnings per share also excluded 15,323,469 shares for the three months ended March 31, 2021 related to the convertible senior subordinated note which was considered anti-dilutive.

PRO FORMA CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

(unaudited)

As of March 31, 2021

	GigCapital2, Inc.			Cloudbreak LLC— Preferred Stock		Cloudbreak LLC— Membership Units			UpHealth Holdings, Inc. Common Shares			Pro Forma
	Shares	Common Stock	APIC	Units	Preferred Stock	Units	Amount	Members Equity	Shares	Common Stock	APIC	Shares	Common Stock	APIC
Beginning Balance	5,751,496	$575	$9,769,743	3,000,000	$15,000,000	5,034,700	$11,641,012	$–	9,018,555	$902	$450,693,714	5,751,496	$575	$9,769,743
Surrender of Cloudbreak Preferred				(3,000,000)	(15,000,000)
Surrender of Cloudbreak Member Units						(5,034,700)	(11,641,012)
Remaining consideration for purchase												10,550,801	1,055	113,926,583
Contingent liability for forward share purchase agreement														(17,513,825)
Surrender of UpHealth Shares									(9,018,555)	(902)	(450,693,714)	92,725,046	9,273	450,693,714
Sale of additional GigCapital 2 shares												3,000,000	300	26,925,817
Public rights converted to common shares												890,877	89	(89)
Redemption of shares in conjunction with the GigCapital2, Inc. public shares, net of redemption												4,687,252	469	41,157,764

Ending balance												117,605,472	$11,761	$624,959,707